Microsoft Word 10.0.4219; COUNTRYWIDE FINANCIAL CORPORATION
List of Subsidiaries *

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Entity                                                                      Entity Type                State of Incorporation
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AWL of Massachusetts, Inc.                                                  Corporation                Delaware
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CFC Data Warehouse, Inc.                                                    Corporation                Delaware
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CHL Transfer Corp.                                                          Corporation                Delaware
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Countrywide Agency of New York, Inc.                                        Corporation                New York
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Countrywide Asset Management Corp.                                          Corporation                California
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Countrywide Capital I                                                       Corporation                Delaware
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Countrywide Capital II                                                      Corporation                Delaware
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Countrywide Capital III                                                     Corporation                Delaware
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Countrywide Capital Markets, Inc.                                           Corporation                California
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Countrywide Field Services Corporation                                      Corporation                California
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Countrywide General Agency of Texas, Inc.                                   Corporation                Texas
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Countrywide GP, Inc. (general partner of Countrywide Home Loans LP)         Corporation                Nevada
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Countrywide Hillcrest I, Inc.                                               Corporation                California
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Countrywide Home Loans of Minnesota, Inc.                                   Corporation                Minnesota
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Countrywide Home Loans of New Mexico, Inc.                                  Corporation                New Mexico
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Countrywide Home Loans of Tennessee, Inc.                                   Corporation                Tennessee
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Countrywide Home Loans of Texas, Inc.                                       Corporation                Texas
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Countrywide Home Loans, Inc.                                                Corporation                New York
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Countrywide Insurance Agency of Massachusetts, Inc.                         Corporation                Massachusetts
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Countrywide Insurance Services of Texas, Inc.                               Corporation                Texas
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Countrywide Insurance Services, Inc.                                        Corporation                Arizona
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Countrywide Insurance Services, Inc.                                        Corporation                California
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Countrywide Lending Corporation                                             Corporation                California
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Countrywide LP, Inc. (limited partner of Countrywide Home Loans LP)         Corporation                Nevada
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Countrywide Management Corporation                                          Corporation                Delaware
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Countrywide Mortgage Ventures, LLC                                          Limited Liability Company  Delaware
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Countrywide Realty Partners Incorporated                                    Corporation                Delaware
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Countrywide Securities Corporation                                          Corporation                California
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Countrywide Servicing Exchange                                              Corporation                California
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Countrywide Tax Services Corporation                                        Corporation                California
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CTC Real Estate Services                                                    Corporation                California
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CWABS, Inc.                                                                 Corporation                Delaware
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CWHL Funding Corp.                                                          Corporation                Delaware
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CWIBH, Inc.                                                                 Corporation                Delaware
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CWMBS, Inc.                                                                 Corporation                Delaware
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CW Mortgage Finance Corp.                                                   Corporation                Delaware
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CWRBS, Inc.                                                                 Corporation                Delaware
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CW Securities Holdings, Inc.                                                Corporation                Delaware
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Full Spectrum Lending, Inc.                                                 Corporation                California
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LandSafe Appraisal Services, Inc.                                           Corporation                California
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LandSafe Credit, Inc.                                                       Corporation                California
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LandSafe Flood Determination, Inc.                                          Corporation                California
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LandSafe Inspection Services, Inc.                                          Corporation                California
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LandSafe, Inc.                                                              Corporation                Delaware
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LandSafe Services, Inc.                                                     Corporation                Pennsylvania
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LandSafe Services of Alabama, Inc.                                          Corporation                Alabama
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LandSafe Title Agency of Ohio, Inc.                                         Corporation                Ohio
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LandSafe Title of California, Inc.                                          Corporation                California
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LandSafe Title of Florida, Inc.                                             Corporation                Florida
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LandSafe Title of Maryland, Inc.                                            Corporation                Maryland
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LandSafe Title of Michigan, Inc.                                            Corporation                Michigan
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LandSafe Title of Texas, Inc.                                               Corporation                Texas
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LandSafe Title of Washington, Inc.                                          Corporation                Washington
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Third Charter Reinsurance Company                                           Corporation                Illinois
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The Countrywide Foundation (a non-profit corp.)                             Corporation                California
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Balboa Direct Marketing, Inc.                                               Corporation                California
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Balboa Insurance Group, Inc.                                                Corporation                California
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Balboa Insurance Company                                                    Corporation                California
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Meritplan Insurance Company                                                 Corporation                California
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Newport Insurance Company                                                   Corporation                Arizona
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Insurance Automation Corporation                                            Corporation                California
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Balboa Life&Casualty LLC                                                  Limited Liability Company  Delaware
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Balboa Life Insurance Company of New York                                   Corporation                New York
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Balboa Life Insurance Company                                               Corporation                California
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Balboa Lloyds Insurance Company                                             Corporation                Texas
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Balboa Reinsurance Company                                                  Corporation                Vermont
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Balboa Texas Institutional Group, Inc.                                      Corporation                Texas
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Balboa Warranty Services Corporation                                        Corporation                Vermont
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Newport Management Corporation                                              Corporation                California
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Countrywide Home Loans Servicing LP                                         Limited Partnership        Texas
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Countrywide International Consulting Services                               Corporation                Delaware
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Countrywide International GP Holdings, LLC                                  Limited Liability Company  Delaware
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Countrywide International Holdings, Inc.                                    Corporation                Delaware
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Countrywide International Technology Holding Limited                        Company                    Guernsey
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Countrywide Investment Services, Inc.                                       Corporation                California
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Countrywide JV Technology Holdings Limited                                  Company                    Guernsey
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CCM International, Limited                                                  Company                    United Kingdom
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CWTechSolutions Limited                                                     Company                    United Kingdom
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CW (UK) Services Limited                                                    Company                    United Kingdom
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Countrywide Warehouse Lending                                               Corporation                California
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Countrywide Financial Holding Company, Inc.                                 Corporation                Delaware
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DynamicDox.com                                                              Corporation                California
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Effinity Financial Corporation                                              Corporation                Delaware
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Countrywide Insurance Services of Alabama, Inc.                             Corporation                Alabama
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Directnet Insurance Agency, Inc.                                            Corporation                New York
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Directnet Insurance Agency of Alabama, Inc.                                 Corporation                Alabama
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Directnet Insurance Agency of Arizona, Inc.                                 Corporation                Arizona
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Directnet Insurance Agency of Massachusetts, Inc.                           Corporation                Massachusetts
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GHL Mortgage Originations Limited                                           Company                    United Kingdom
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GHL Mortgage Services Limited                                               Company                    United Kingdom
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GHL Payment Transmission Limited                                            Company                    United Kingdom
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GHL Services Limited                                                        Company                    United Kingdom
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GHL Technology Limited Partnership                                          Limited Partnership        English
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Global Home Loans Limited                                                   Company                    United Kingdom
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GlobaLoans International Technology Limited Partnership                     Limited Partnership        English
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GlobaLoans JV Limited Partnership                                           Limited Partnership        United Kingdom
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HLTV Securitization Corporation                                             Corporation                Delaware
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Treasury Bank, National Association                                         Federal Charter            Federal
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Trusite Real Estate Services, Inc.                                          Corporation                California
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UKValuation Limited                                                         Company                    United Kingdom
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